UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1 to Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2017

OPHTHOTECH CORPORATION
(Exact Name of Company as Specified in Charter)

Delaware	001-36080	20-8185347
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Penn Plaza, 19th Floor
New York, NY 10119
(Address of Principal Executive Offices) (Zip Code)
Company’s telephone number, including area code:  (212) 845-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed on July 26, 2017 (the “Original Filing”) by Ophthotech Corporation (the “Company”). The Original Filing included under Item 7.01 and as Exhibit 99.3 an investor presentation posted to the Company’s website (the “Original Presentation”). The sole purpose of this amendment is to replace the Original Presentation with an updated copy of such presentation. Other than as set forth in Item 7.01 below, no other disclosure in the Original Filing is amended by this Form 8-K/A.

Item 7.01. Regulation FD.

On July 26, 2017, Ophthotech Corporation posted an updated investor presentation to its website at http://investors.ophthotech.com/events.cfm. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

The information in this Form 8-K/A (including Exhibit 99.3) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits:

The following Exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

99.3 Ophthotech Corporation Investor Presentation dated July 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPHTHOTECH CORPORATION

Date: July 26, 2017	By:	/s/ Barbara A. Wood
Barbara A. Wood Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.3	Ophthotech Corporation Investor Presentation dated July 2017

3